                                                                    Exhibit 10.3

        Amended RBS and National Westminster Credit Facility Agreement

THIS AMENDMENT AGREEMENT is made the 27 September 2001

BETWEEN

(1)   APW ELECTRONICS GROUP PLC (formerly Vero Group PLC)

(2) APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED (formerly Vero Electronics Overseas Investments Limited)

(3)   APW ELECTRONICS LIMITED (formerly Vero Electronics Limited)

(4)   APW ENCLOSURES AB (formerly Vero Enclosures AB)

(5)   APW ELECTRONICS GmbH (formerly Vero Electronics GmbH)

(6)   VERO ELECTRONICS Inc.

(7)   APW ENCLOSURES S.A. (formerly Vero Electronics S.A.) and

(8) APW ELECTRONICS S.r. L (formerly Vero Electronics S.r.L.) (each a "RBS Borrower" and together the "RBS Borrowers");

(9)   THE ROYAL BANK OF SCOTLAND plc ("RBS")

(10) APW ENCLOSURES PRODUCTS & SYSTEMS LIMITED and each of its subsidiaries set out in Schedule 1 (each a "Natwest Borrower" and together the "Natwest Borrowers"); and

(11)  NATIONAL WESTMINSTER BANK PLC ("Natwest").

WHEREAS

(A) RBS and the RBS Borrowers entered into a (Pounds)27,500,000 revolving credit facility dated 24 October 1995 (as subsequently amended by two amendment agreements dated 15 May 1998 and 22 May 1998 respectively) (the "RBS Facility Agreement"). The RBS Facility Agreement was subsequently amended and restated under an amendment agreement dated 15 May 2001.

(B) NatWest and the Second Borrower entered into a (Pounds)27,000,000 multi-line facility dated 20 April 2000 (the "Natwest Facility Agreement"). The Natwest Facility Agreement was subsequently amended and restated under an amendment agreement dated 15 May 2001.

(C) On 31 July 2000, APW Ltd, APW North America, Inc., APW Holdings (Denmark) APS, certain financial institutions, Bank One, N.A., as syndication agent, The Chase Manhattan Bank as documentation agent and Bank of America, National Association as administrative agent ("the "US Agent") entered into a multicurrency agreement (as subsequently amended and restated on and with effect from 15 May 2001) (the "Multicurrency Agreement").

(D) RBS, Natwest, the US Agent and others entered into an intercreditor agreement dated 15/th/ May 2001 regulating, inter alia, the application of recoveries under the RBS Facility Agreement, the Natwest Facility Agreement and the Multicurrency Agreement (the "Intercreditor Agreement").

(E) Under a first amendment to the Multicurrency Agreement dated of even date herewith (the "First Amendment Agreement"), the parties to the Multicurrency Agreement agreed to amend the Multicurrency Agreement in certain respects. RBS and Natwest have agreed to make equivalent amendments to the RBS Facility Agreement and the Natwest Facility Agreement.

(F) The parties wish to enter into this Agreement to record the basis on which the RBS Facility Agreement and the Natwest Facility Agreement are being amended.

IT IS AGREED as follows:-

1     DEFINITIONS AND INTERPRETATION

      In this Agreement, except where the context otherwise requires, words and expressions defined and references construed in the RBS Facility Agreement or the NatWest Facility Agreement (but not defined or construed in this Agreement) shall have the same meaning herein.

2     AMENDMENT OF FACILITY AGREEMENTS

2.1 With effect from the date hereof, subject only to Clause 3.1, it is agreed that, insofar as they are inconsistent with those provisions contained in the First Amendment Agreement specified in Clauses 2.1.1 to 2.1.14 below (but only as such provisions are in force as at the date of this Agreement), the terms of the RBS Facility Agreement and the Natwest Facility Agreement shall each be deemed to be amended, to the extent necessary to make them consistent with the following provisions:-

      2.1.1   Section 1.1 - definition of "Consolidated Net Income";

      2.1.2   Section 1.2 - definition of EBITDARR;

      2.1.3   Section 1.4 - Unscheduled Mandatory Reductions;

      2.1.4   Section 1.5 - Required Guaranties;

      2.1.5   Section 1.6 Action with Non-Guarantors;

      2.1.6   Section 1.7 - Transfer of Assets;

      2.1.7   Section 1.8 - Reports;

      2.1.8   Section 1.9 - Quarterly Financial Covenants;

      2.1.9   Section 1.10 - Monthly Financial Covenant;

     2.1.10   Section 1.11- Section 7.6(b);

     2.1.11   Section 1.12 - Sales of Assets;

     2.1.12   Section 1.13 Investments;

     2.1.13   Section 1.14 - Limitation on Debt and Subsidiary Debt;

     2.1.14   Section  1.15 - Business Plan

2.2 Section 1.3 of the First Amendment Agreement (New Definition) shall be deemed to be incorporated mutatis mutandis into each of the RBS Facility Agreement and the NatWest Facility Agreement.

2.3 The parties agree to be bound by the RBS Facility Agreement and the Natwest Facility Agreement, each as amended.

3   CONDITIONS PRECEDENT AND SUBSEQUENT TO THIS AMENDMENT AND RESTATEMENT
    AGREEMENT

3.1 This Agreement shall become effective once RBS, for itself and on behalf of Natwest, has received the First Amendment Agreement duly executed, dated the date hereof, in form and substance satisfactory to RBS, such First Amendment Agreement being conditional at that stage only on receipt of this Agreement by the Administrative Agent (as defined therein).

3.2 It shall be a condition subsequent to this Agreement that RBS shall have received in a form and substance satisfactory to it within 15 days of the date of this Agreement, a copy, certified as true and up to date copy by the Secretary of each UK Obligor, of a resolution of the board of directors of such UK Obligor approving the execution and delivery of this Agreement and the performance of its obligations hereunder and authorising a person or persons (specified by name) on behalf of each UK Obligor to sign and deliver this Agreement and any other documents to be delivered by it pursuant thereto.

4   GENERAL

4.1 The Borrowers hereby undertake that the Representations and Warranties set out in Clause 12 of the RBS Facility Agreement are true and accurate as of the date of this Agreement and represent and warrant to each of RBS and Natwest in the same terms as the representations and warranties contained in Clause 4 of the First Amendment Agreement.

4.2 RBS and Natwest shall each be paid an amendment fee of 10 basis points on their Commitment under the Multicurrency Agreement and their commitments under the RBS Facility Agreement and the Natwest Facility Agreement.

4.3 All other terms and conditions of the Facility Agreement remain unchanged, save that the creation of the security evidenced by the Collateral Documents and all other security created in favour of the Security Trustee and the Bank is expressly permitted.

4.4 A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Agreement.

4.5 The Borrowers shall on demand reimburse RBS and Natwest all reasonable costs including fees, costs and expenses (including legal fees and expenses) incurred in or in connection with the negotiation and execution of the Agreement shall pay all stamp, registration and other taxes to which any such document is, or at any time may be, subject and shall indemnify RBS and Natwest against any liabilities, expenses, costs or claims resulting from any failure to pay, or any delay in paying, such tax.

4.6 This Agreement shall be governed by and construed in accordance with the laws of England and the parties hereto submit to the jurisdiction of the English courts.

                                    Schedule

Company                                              Registered Number          Registered Office
APW Enclosure Products & Systems Limited                  3618668               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Enclosure Systems (UK) Limited                         962534               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Investments UK Limited                                2873016               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Holdings (UK) Limited                                 2894364               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
Rubicon Finance Limited                                   2868702               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Holdings (Europe) Limited                             2868712               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Electronics Group PLC                                02889677               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Electronics Overseas Investments Limited             02889679               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Electronics Limited                                  00701364               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Power Supplies Limited                               02037578               Unit 10, Centre One, Lysander Way, Old Sarum,
                                                                                Salisbury, Wilts. SP4 6BU
Applied Power Limited                                    03528602               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Enclosure Systems (Holdings) Limited                 03618666               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Enclosure Systems PLC                                   98900               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR
APW Galway Limited                                          67768               Ballybrit Business Park, Ballybrit, Galway,
                                                                                Republic of Ireland
APW New Forest Limited                                    1357306               Electron Way, Chandlers Ford, Eastleigh,
                                                                                Hampshire, SO53 4ZR

SIGNED FOR AND ON BEHALF OF:-

THE ROYAL BANK OF SCOTLAND plc

By: /s/ T. J. Smith
    Senior Manager SLS


SIGNED FOR AND ON BEHALF OF:-

NATIONAL WESTMINSTER BANK  PLC

By: /s/ T. J. Smith
    Senior Manager SLS


THE RBS BORROWERS

APW ELECTRONICS GROUP PLC

By:



APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By:



APW ELECTRONICS LIMITED

By:



APW ENCLOSURES AB

By:



APW ENCLOSURES GmbH

By:

SIGNED FOR AND ON BEHALF OF:-

THE ROYAL BANK OF SCOTLAND plc

By:



SIGNED FOR AND ON BEHALF OF:-

NATIONAL WESTMINSTER BANK  PLC

By:



THE RBS BORROWERS

APW ELECTRONICS GROUP PLC

By:  /s/ Richard D. Carroll
     Vice President


APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By:  /s/ Richard D. Carroll
     Vice President


APW ELECTRONICS LIMITED

By:  /s/ Richard D. Carroll
     Vice President


APW ENCLOSURES AB

By:  /s/ Richard D. Carroll
     Vice President


APW ENCLOSURES GmbH

By:  /s/ Richard D. Carroll
     Vice President

VERO ELECTRONICS INC.

By: /s/ Richard D. Carroll
    Vice President



APW ENCLOSURES S.A.

By: /s/ Richard D. Carroll
    Vice President


APW ELECTRONICS S.r. L

By: /s/ Richard D. Carroll
    Vice President


THE NATWEST BORROWERS



APW ENCLOSURE PRODUCTS & SYSTEMS LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW ENCLOSURE SYSTEMS (UK) LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW INVESTMENTS UK LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW HOLDINGS (UK) LIMITED

By: /s/ Richard D. Carroll
    Vice President

RUBICON FINANCE LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW HOLDINGS (EUROPE) LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW ELECTRONICS GROUP PLC

By: /s/ Richard D. Carroll
    Vice President


APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW ELECTRONICS LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW POWER SUPPLIES LIMITED

By: /s/ Richard D. Carroll
    Vice President

APPLIED POWER LIMITED

By: /s/ Richard D. Carroll
    Vice President

APW ENCLOSURE SYSTEMS (HOLDINGS) LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW GALWAY LIMITED

By: /s/ Richard D. Carroll
    Vice President


APW NEW FOREST LIMITED

By:  /s/ Richard D. Carroll
     Vice President

                               Schedule 7.6(a)(i)
                               ------------------

---------------------------------------------------------------------------------------------------------------
EBITDARR:                                                  Q102           Q202            Q302            Q402
                                                           ----           ----            ----            ----
---------------------------------------------------------------------------------------------------------------
EBITDA (per Income Statement)                            32,721         14,697          29,581          36,756
     - Adjusted for "Other Expenses"                          -             45              44              44
EBITDA (adjusted for "Other Expenses")                   32,721         14,652          29,537          36,712
     - Less Gain on Asset Sale                          (24,000)             -               -               -
EBITDA, less Gain on Asset Sale                           8,721         14,652          29,537          36,712
     + GAAP Restructuring Expense                         8,925          2,503               -               -
     + Non-GAAP Restructuring Expense                     2,802          3,437               2               -
                                              =================================================================
EBITDARR, less Gain on Asset Sale                        20,448         20,592          29,539          36,712


                                                     1Q Rolling     2Q Rolling      3Q Rolling      4Q Rolling
                                                     ----------     ----------      ----------      ----------
Rolling EBITDARR                                         20,448         41,040          70,579         107,290

Total not Less Than                                      13,948         31,040          60,579          97,290

                               Schedule 7.6(a)(ii)
                               -------------------

--------------------------------------------------------------------------------------------------------------
Non - GAAP Restructuring expenses:                      Q1 02E         Q2 02E          Q3 02E          Q4 02E
                                                        ------         ------          ------          ------
--------------------------------------------------------------------------------------------------------------
Non - GAAP Restructuring                                 2,802          3,437               2               0

                       Write-off of Assets               2,173          1,780           1,430               0

Total Non - GAAP Restructuring                           4,975          5,217           1,432               0

Non - GAAP Restructuring (cumulative)                    4,975         10,192          11,624          11,624

Non - GAAP Restructuring Covenant -not to exceed         7,500         11,000          12,500          12,500

                              Schedule 7.6(a)(iii)
                              --------------------

-------------------------------------------------------------------------------------------------------------------
GAAP Restructuring expenses:                            Q1 02E          Q2 02E         Q3 02E          Q4 02E
                                                        ------          ------         ------          ------
-------------------------------------------------------------------------------------------------------------------
GAAP Restructuring                                       8,925           2,503              0               0

GAAP Restructuring (cumulative)                          8,925          11,428         11,428          11,428

GAAP Restructuring Covenant -not to exceed              12,500          12,500         12,500          12,500

                               Schedule 7.6(a)(iv)
                               -------------------

---------------------------------------------------------------------------------------------------------------
Free Cash Flow:                                         Q1 02E          Q2 02E         Q3 02E          Q4 02E
                                                        ------          ------         ------          ------
---------------------------------------------------------------------------------------------------------------
Cash Flow                                                 (608)        (9,677)         (5,289)          13,448

Cash Flow (Cumulative)                                    (608)       (10,285)        (15,574)         (2,126)

Cumulative Cash Flow Covenant Minimum                   (7,108)       (18,785)        (25,574)        (12,126)

                                 Schedule 7.6(b)
                                 ---------------

----------------------------------------------------------------------------------------------------------------
Rolling 3-month Revenue Test                           Q4 01E      Q1 02E       Q2 02E       Q3 02E       Q4 02E
                                                       ------      ------       ------       ------       ------
----------------------------------------------------------------------------------------------------------------
 Revenue Projections                                  290,200     285,000      280,000      310,000      335,000

Month 1                                       30%      87,060      85,500       84,000       93,000      100,500
Month 2                                       60%     174,120     171,000      168,000      186,000      201,000
Month 3                                       90%     261,180     256,500      252,000      279,000      301,500

Monthly Sales Covenant                                            256,500      252,000      279,000      301,500
          (3 month rolling)
September 2001                                                    259,620
October 2001                                                      258,060
November 2001                                                     256,500
December 2001                                                     255,000
January 2002                                                      253,500
February 2002                                                     252,000
March 2002                                                        261,000
April 2002                                                        270,000
May 2002                                                          279,000
June 2002                                                         286,500
July 2002                                                         294,000
August 2002                                                       301,500